Exhibit 99.1

News Release

1140 E. Arques Ave.

Sunnyvale, CA 94085

Telephone 650.960.1980

sgi.com

MEDIA CONTACT

Lisa Pistacchio

pistacchio@sgi.com

650.933.5683

SGI PR HOTLINE

650.933.7777

SGI PR FACSIMILE

650.933.0714

FOR IMMEDIATE RELEASE

SGI REPORTS FIRST QUARTER FISCAL YEAR 2008 RESULTS

SGI Achieves 43 Percent Bookings Growth

SUNNYVALE, Calif. (November 6, 2007)—SGI (NASDAQ: SGIC) today announced financial results for the first quarter of its fiscal year 2008, which ended September 28, 2007.

First Quarter FY08 Highlights

Overall in its first quarter, SGI:

•	Grew bookings more than 40% over the fourth quarter of fiscal 2007 with key wins in target growth areas

•	Continued stability in pro forma results

•	Achieved its goals for revenue, expenses and cash

“The first step in our growth strategy is to increase our bookings, so I’m very pleased with our order rate this quarter,” said Bo Ewald, SGI Chief Executive Officer. “We saw very good momentum in our bookings, with an increase of 43% over Q4. I’m particularly encouraged by the composition and mix of the Q1 orders, which came from across our target markets with the largest single order being under $5M. That is a good step in our plan to build our base of customers without having to rely on very large single system orders.”

“Our pro forma revenue is stable and our expenses were under control, with operating results in line with our goals. A growing portion of our business is focused on the sale of high value-add software and services, resulting in a greater number of our transactions being impacted by software revenue recognition accounting. Our GAAP results reflect this business and financial transition,” said Kathy Lanterman, SGI Chief Financial Officer. “We anticipate that the long term result of this transition will be more stable GAAP results.”

—more—

SGI Reports First Quarter Fiscal Year 2008 Results/2

In this press release, the company uses certain pro forma financial measures that are not calculated in accordance with GAAP, or non-GAAP financial measures. These measures may be referred to as “pro forma” in this press release. In addition, the company uses bookings, which reflect authorized orders for SGI product and professional services received in the period, as a measure of its performance. Management believes that these non-GAAP financial measures and bookings are useful to investors because they facilitate period to period comparisons of SGI’s performance and because they help investors view the company’s results of operations through the eyes of management and the company’s lenders. SGI’s credit line covenants, management reporting and incentive plans are measured against certain of these non-GAAP financial measures.

GAAP Q1 Results

GAAP revenue for the first quarter was $91.1 million, compared to $122.3 million in the fourth quarter. The first quarter GAAP operating loss was $27.2 million, compared to $24.8 million in the fourth quarter of fiscal 2007. GAAP operating expenses were $54.7 million for the first quarter of 2008, as compared to $56.9 million for the fourth quarter of fiscal 2007. Backlog at the end of the first quarter of 2008 was $65.0 million compared to $66.5 million at the end of the fourth quarter of fiscal 2007.

Pro Forma Q1 Results

Pro forma revenue was $120.7 million in the first quarter of fiscal 2008, compared with $141.5 million in the fourth quarter of fiscal 2007. In the fourth quarter SGI had a single large transaction valued at approximately $40 million, and in the first quarter the company had a single large transaction with pro forma revenue of approximately $20 million. Excluding these two large transactions, SGI’s pro forma revenue results for the two quarters were comparable.

“We were again pleased with the growth in our Altix server revenue this quarter, across all server product lines,” added Lanterman.

Pro forma revenue excludes the impact of fresh-start accounting and the deferral of the company’s recognition of revenues for certain of the company’s transactions where software is more than incidental to the overall solution pursuant to AICPA Statement of Position SOP 97-2, Software Revenue Recognition (“SOP 97-2”). Pro forma gross margin for the first quarter, which is adjusted for similar items, was 34.3% compared with 35.2% in the fourth quarter of fiscal 2007, with the decrease being driven primarily by product mix. Pro forma operating expenses, which exclude restructuring and bankruptcy-related expenses, stock-based compensation expense and amortization of intangibles, were $51.5 million in the first quarter of fiscal 2008 compared with $53.2 million in the fourth quarter of fiscal 2007. Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) for the first quarter of fiscal 2008, as defined in the company’s debt agreements, were a loss of $3.8 million, compared with a $2.8 million gain for the fourth quarter of fiscal 2007.

“We continue to build the foundation for growth. We’re in it for the long term, and we’re pleased with our start of fiscal 2008. We are attacking the market with confidence and optimism,” added Ewald.

SGI Reports First Quarter Fiscal Year 2008 Results/3

A reconciliation of the non-GAAP financial measures used in this press release to the company’s GAAP results of operations, including an illustration of the impact of the company’s fresh start accounting and the impact of the implementation of SOP 97-2, is attached to this press release and is also available at www.sgi.com/company_info/investors.

Conference Call

SGI will conduct a conference call today at 2 p.m. PT to provide additional details. The webcast is available at http://www.sgi.com/company_info/investors/webcast.html. The conference call can be accessed by dialing (877) 495-0297 or (706) 643-9931 for participants outside of North America, conference ID: 22598535. An audio replay of this call will be available after 5 p.m. PT today at (800) 642-1687 (passcode: 22598535) or (706) 645-9291 (passcode: 22598535) and will be available until November 13, 2007 midnight PT. After November 13, 2007, the call will be available as an archived webcast. All links to the archived webcast and audio replay are available through SGI’s web site at www.sgi.com/company_info/investors/.

SGI - Innovation for Results™

SGI (NASDAQ: SGIC) is a leader in high-performance computing. SGI delivers a complete range of high-performance server and storage solutions along with industry-leading professional services and support that enable its customers to overcome the challenges of complex data-intensive workflows and accelerate breakthrough discoveries, innovation and information transformation. SGI helps customers solve significant challenges, whether it’s enhancing the quality of life through drug research, designing and manufacturing safer and more efficient cars and airplanes, studying global climate change, providing technologies for homeland security and defense, or helping enterprises manage large data. With offices worldwide, the company is headquartered in Sunnyvale, Calif., and can be found on the Web at sgi.com.

—end—

© 2007 SGI. All rights reserved. SGI, Altix, the SGI cube and the SGI logo are registered trademarks of SGI in the United States and/or other countries worldwide. All other registered trademarks mentioned herein are the property of their respective owners.

This press release contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth herein, including the risks and uncertainties discussed under the caption “Factors That May Affect Results” and elsewhere in SGI’s Form 10-K or Form 10-Q most recently filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. SGI disclaims any intent or obligation to update these forward-looking statements.

SILICON GRAPHICS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands except per share amounts, unaudited)

	Successor Company	Predecessor Company
	Three Months Ended	Three Months Ended
	Sept 28, 2007	Sept 29, 2006
Product and other revenue	$40,142	$45,229
Product revenue from related party	5,454	15,377
Global services revenue	45,489	61,199

Total revenue	91,085	121,805
Costs and expenses:
Cost of product and other revenue	37,692	42,710
Cost of service revenue	25,889	32,265
Research and development	13,296	16,007
Selling, general and administrative	41,224	42,359
Other operating expense, net	175	3,926

Total costs and expenses	118,276	137,267

Operating loss	(27,191)	(15,462)

Interest expense	(2,952)	(7,688)
Interest and other income (expense), net (1)	(383)	11,391

Loss before reorganization items and income taxes	(30,526)	(11,759)

Reorganization items, net	—	340,397

(Loss) income before income taxes	(30,526)	328,638

Income tax provision	5,667	2,382

Net (loss) income	$(36,193)	$326,256

Net (loss) income per common share:
Basic	$(3.25)	$1.20

Diluted	$(3.25)	$0.77

Weighted-average shares used to compute net (loss) income per share:
Basic	11,125	271,563

Diluted	11,125	423,875

(1)	The three-month period ended September 29, 2006 includes a pre-tax gain of approximately $10 million on the sale of a portion of the Predecessor Company’s investment in SGI Japan.

SILICON GRAPHICS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(unaudited)

	Sept 28,	June 29,
	2007	2007

ASSETS

Current assets:
Cash and cash equivalents	$54,529	$69,887
Short-term marketable investments	41	223
Short-term restricted investments	6,452	6,763
Accounts receivable, net	51,503	47,643
Inventories	55,723	54,354
Prepaid expenses and other current assets	46,721	55,729

Total current assets	214,969	234,599

Restricted investments	612	302

Net property and equipment	43,055	43,392

Other intangibles	63,794	71,264
Other assets	72,456	59,501

	$394,886	$409,058

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$21,408	$14,387
Accrued compensation	32,912	35,382
Income taxes payable	3,351	2,209
Other current liabilities	41,215	45,830
Current portion of long-term debt	53	261
Current portion of deferred revenue	83,522	84,798

Total current liabilities	182,461	182,867
Long-term debt	85,000	85,000
Long-term deferred revenue	52,420	32,362
Other liabilities	25,627	24,370

Total liabilities	345,508	324,599
Total stockholders’ equity	49,378	84,459

	$394,886	$409,058

SILICON GRAPHICS, INC.

PRO FORMA INCOME STATEMENT

	Predecessor Company			Successor Company			Successor Company			Successor Company			Successor Company
(Dollars in millions)	GAAP 1Q07	Other Adjust	Pro Forma 1Q07	GAAP 2Q07	Other Adjust	Pro Forma 2Q07	GAAP 3Q07	Other Adjust	Pro Forma 3Q07	GAAP 4Q07	Other Adjust	Pro Forma 4Q07	GAAP 1Q08	Other Adjust	Pro Forma 1Q08
Product and Other Revenue	60.6		60.6	63.7		63.7	58.6		58.6	74.3		74.3	45.6		45.6
Prod Rev: Adj for change in accounting to 97-2		3.3	3.3		8.8	8.8		8.2	8.2		11.7	11.7		24.7	24.7
Fresh Start Valuation Adjustment			—		3.4	3.4		1.1	1.1		0.6	0.6		0.0	0.0
Global Services Revenue	61.2		61.2	44.0		44.0	52.5		52.5	48.0		48.0	45.5		45.5
Serv Rev: Adj for change in accounting to 97-2		1.8	1.8		1.7	1.7		2.2	2.2		2.0	2.0		1.1	1.1
Fresh Start Valuation Adjustment			—		12.5	12.5		7.2	7.2		4.8	4.8		3.8	3.8

Total Revenue	121.8	5.2	127.0	107.7	26.4	134.1	111.0	18.7	129.8	122.3	19.2	141.5	91.1	29.6	120.7
Cost of Product and Other Revenue	42.7		42.7	59.9		59.9	41.3		41.3	61.1		61.1	37.7		37.7
Prod Cost: Adj for change in accounting to 97-2		2.1	2.1		5.3	5.3		2.5	2.5		8.0	8.0		18.1	18.1
Fresh Start—Valuation Adjustment			—		1.6	1.6		0.6	0.6		0.1	0.1		—	—
Fresh Start—Amortization of Intangibles			—		(2.0)	(2.0)		(1.7)	(1.7)		(1.7)	(1.7)		(1.2)	(1.2)
Fresh Start—Inventory Valuation Amortization			—		(12.6)	(12.6)		(4.3)	(4.3)		(5.2)	(5.2)		(1.6)	(1.6)
Fresh Start—PP&E Depreciation Adjustment			—		0.1	0.1		0.1	0.1		0.1	0.1		0.0	0.0
Cost of Service Revenue	32.3		32.3	29.4		29.4	33.0		33.0	29.0		29.0	25.9		25.9
Service Cost: Adj for change in accounting to 97-2		0.7	0.7		1.0	1.0		1.1	1.1		0.2	0.2		0.5	0.5
Service Cost: Adj for Fresh Start Accounting			—		0.3	0.3		0.6	0.6		0.2	0.2			—
Fresh Start—PP&E Depreciation Adjustment			—		0.0	0.0		0.0	0.0		(0.0)	(0.0)		(0.0)	(0.0)
Stock-Based Compensation		0.0	0.0		(0.0)	(0.0)		(0.0)	(0.0)		(0.1)	(0.1)		(0.1)	(0.1)

Total Cost of Revenue	75.0	2.8	77.8	89.3	(6.3)	83.0	74.4	(1.2)	73.2	90.1	1.5	91.7	63.6	15.7	79.3

Gross Profit	46.8	2.4	49.2	18.4	32.7	51.1	36.7	19.9	56.6	32.1	17.7	49.8	27.5	13.9	41.4

Gross Margin	38.4%	45.6%	38.7%	17.1%	123.7%	38.1%	33.0%	106.3%	43.6%	26.3%	92.1%	35.2%	30.2%	47.0%	34.3%

R&D	16.0	—	16.0	15.0	—	15.0	14.2		14.2	14.9	—	14.9	13.3		13.3
Fresh Start: In Process R&D Write-Off		—	—		(0.5)	(0.5)		—	—			—		—	—
Fresh Start: PP&E Depreciation Adjustment		—	—		0.2	0.2		0.1	0.1		0.1	0.1		0.0	0.0
Stock-Based Compensation		0.0	0.0		(0.1)	(0.1)		(0.2)	(0.2)		(0.3)	(0.3)		(0.3)	(0.3)

	16.0	0.0	16.0	15.0	(0.4)	14.6	14.2	(0.1)	14.0	14.9	(0.2)	14.7	13.3	(0.3)	13.0

Selling, General and Administrative	42.4	—	42.4	41.6	—	41.6	42.0	—	42.0	41.7	—	41.7	41.5		41.5
Fresh Start—Amortization of Intangibles			—		(2.1)	(2.1)		(2.1)	(2.1)		(2.1)	(2.1)		(1.9)	(1.9)
Fresh Start: PP&E Depreciation			—		(0.6)	(0.6)		(0.5)	(0.5)		(0.5)	(0.5)		(0.5)	(0.5)
Stock-Based Compensation		(0.1)	(0.1)		(0.1)	(0.1)		(0.9)	(0.9)		(0.6)	(0.6)		(0.7)	(0.7)

Total SG&A Expense	42.4	(0.1)	42.2	41.6	(2.7)	38.9	42.0	(3.5)	38.5	41.7	(3.2)	38.5	41.5	(3.1)	38.4

Total Operating Expense before Restructuring	58.4	(0.1)	58.2	56.6	(3.1)	53.5	56.2	(3.7)	52.5	56.6	(3.4)	53.2	54.8	(3.4)	51.5

Operating Income (Loss) before Restructuring	(11.5)	2.5	(9.1)	(38.2)	35.8	(2.4)	(19.5)	23.6	4.1	(24.4)	21.0	(3.4)	(27.3)	17.3	(10.0)

Restructuring	3.9	(3.9)	—	1.2	(1.2)	—	0.2	(0.2)	—	0.2	(0.2)	—	0.2	(0.2)	—
Bankruptcy related expenses	—	—	—	1.7	(1.7)	—	0.2	(0.2)	—	0.2	(0.2)	—	(0.3)	0.3	—

Total Operating Expense	62.3	(4.1)	58.2	59.5	(6.0)	53.5	56.6	(4.0)	52.5	56.9	(3.7)	53.2	54.7	(3.2)	51.5

Operating Income (Loss)	(15.5)	6.4	(9.1)	(41.1)	38.7	(2.4)	(19.9)	23.9	4.1	(24.8)	21.4	(3.4)	(27.2)	17.1	(10.0)

Interest Expense & Interest Income	(7.1)		(7.1)	(2.2)	(0.0)	(2.3)	(2.3)		(2.3)	(2.3)		(2.3)	(2.5)		(2.5)
Cost of DIP Financing		3.7	3.7		—	—		—	—			—			—
Other Income (Expense), Net of Interest Income	10.8		10.8	0.3		0.3	(0.4)	(0.0)	(0.4)	(2.3)		(2.3)	(0.8)		(0.8)
Pre-tax gain—Sale of portion of equity investment		(9.8)	(9.8)		—	—		—	—			—			—
Reorganization Items	340.4	(340.4)	0.0		—	—		—	—			—			—

Income (Loss) Before Income Taxes	328.6	(340.1)	(11.5)	(43.0)	38.7	(4.4)	(22.5)	23.9	1.4	(29.4)	21.4	(8.0)	(30.5)	17.1	(13.4)
Provision for (Benefit From) Income Taxes	2.4		2.4	0.7		0.7	0.5	0.1	0.5	7.5	(4.7)	2.8	5.7	(4.4)	1.3
Tax on sale of equity investment noted above		(1.9)	(1.9)		—	—		—	—			—			—

Net Loss	326.3	(338.2)	(12.0)	(43.7)	38.7	(5.0)	(23.0)	23.9	0.9	(36.9)	26.1	(10.8)	(36.2)	21.6	(14.6)

Depreciation for EBITDA	$10.2	$(3.7)	$6.5	$11.0	$(4.5)	$6.6	$10.4	$(4.3)	$6.1	$10.5	$(4.4)	$6.2	$9.9	$(3.7)	$6.2

Adjusted EBITDA (Operating Inc/(Loss) less Depreciation)			$(2.6)			$4.2			$10.2			$2.8			$(3.8)

REVENUE BY SEGMENT (Pro Forma)	GAAP FY06	GAAP FY07	Adjust FY06	Adjust FY07	FY06	1Q07	2Q07	3Q07	4Q07	FY07	B/(W)	GAAP 1Q08	Adjust 1Q08	1Q08	B/(W)
Core Systems:
Server products	$124.0	$156.5	$8.8	$19.8	$132.8	$37.2	$46.1	$38.6	$54.3	$176.3	$43.6	$31.6	$20.9	$52.5	$15.3
Storage products	49.9	50.2	7.0	14.1	56.9	14.3	15.1	14.7	20.2	64.3	7.4	8.2	$3.4	11.6	(2.7)

Total Core Systems	173.9	206.7	15.8	33.9	189.7	51.6	61.2	53.4	74.5	240.6	51.0	39.9	24.3	64.1	12.6

Legacy Systems:
Server products	73.8	47.2	13.6	2.6	87.4	11.8	13.3	13.2	11.4	49.8	(37.6)	4.9	0.5	5.4	(6.4)
Storage products	4.5	3.2	0.8	0.6	5.3	0.5	1.4	1.2	0.7	3.8	(1.5)	0.8	(0.1)	0.8	0.2

Total Legacy Systems	78.3	50.4	14.4	3.2	92.7	12.4	14.7	14.5	12.1	53.6	(39.1)	5.7	0.4	6.2	(6.2)

Total Products Revenue	252.3	257.1	30.1	37.1	282.4	63.9	75.9	67.9	86.6	294.3	11.9	45.6	24.7	70.3	6.4

	48.6%	55.5%			51.3%	50.3%	56.6%	52.3%	61.2%	55.3%		50.1%		58.2%

Global Services:
Support Services	214.1	160.3	0.9	24.8	215.0	48.5	47.5	44.2	44.8	185.1	(29.9)	38.2	3.9	42.1	(6.4)
Professional services and solutions	52.5	45.4	1.1	7.6	53.6	14.5	10.7	17.7	10.1	53.0	(0.6)	7.3	1.0	8.3	(6.2)

Total Global Services Revenue	266.6	205.8	2.0	32.4	268.5	63.0	58.3	61.9	54.9	238.1	(30.4)	45.5	4.9	50.4	(12.6)

	51.4%	44.5%			48.7%	49.7%	43.4%	47.7%	38.8%	44.7%		49.9%		41.8%
Total Revenue	$518.8	$462.9	$32.1	$69.5	$550.9	$127.0	$134.1	$129.8	$141.5	$532.4	$(18.6)	$91.1	$29.6	$120.7	$(6.2)